UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021 (November 22, 2021)

INTERPRIVATE II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40152	85-3122877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2021, Susan L. Decker resigned as a member of the board of directors (the “Board”) of InterPrivate II Acquisition Corp. (the “Company”) because of the increased time demands of her professional commitments. Ms. Decker will remain a Senior Advisor to the Company. The Board simultaneously appointed Matthew Luckett to the Board. Mr. Luckett was appointed to serve as a Class II director with a term expiring at the Company’s second annual meeting of stockholders.

The Board appointed Mr. Luckett, who was determined to be an “independent director” as defined in the applicable rules of The New York Stock Exchange, to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Matthew Luckett, 49, is a seasoned alternative investor, with direct experience in hedge funds, venture capital, private equity and real estate. Since 2015, he has been the Managing Partner of ALBA Holdings, through which he directs his family office, and is focused on direct and fund investments across all asset classes. In addition, Mr. Luckett is the co-founder and a General Partner of Lampros Capital, an investment firm founded in 2016 that specializes in technology-enabled alternative private credit. Mr. Luckett serves on the investment committee for Global Customised Wealth LLP, a London-based ultra-high net worth wealth management firm, where he focuses on direct and co-investment opportunities. Mr. Luckett's blank check company experience includes serving as a member of the Board of Directors of InterPrivate Acquisition Corp., which successfully closed its business combination with Aeva Technologies Inc. (NYSE: AEVA) in March 2021. From 2004 to 2014, Mr. Luckett was with Balestra Capital, LTD, a global macro investment firm, most recently as a General Partner. He was previously a Co-Portfolio Manager of Balestra Capital Partners, the firm’s global macro hedge fund and served on the investment committee of Balestra Spectrum Partners, the firm’s fund of funds. Mr. Luckett was also the managing partner of the firm’s Management Committee and was responsible for portfolio strategy, macro-economic research and idea generation and portfolio risk supervision for Balestra Capital Partners. During his tenure, Balestra was ranked as one of the best performing macro funds in the world by Hedge Fund Research, Inc. Prior to Balestra Capital, LTD, Mr. Luckett was a Principal and Senior Equity Research Analyst at SoundView Technology Group (Nasdaq: SNDV), where he was responsible for research coverage of software, Internet and business services companies. In 2000, he was named to the Wall Street Journal’s “Best on the Street” research analyst team. Mr. Luckett began his career as an industry analyst at Gartner Group. Mr. Luckett was a George F. Baker Scholar at Georgetown University where he graduated with honors. He holds a Bachelor of Arts degree in American Studies with a minor in Japanese. He currently serves on the board of the Georgetown Scholars Program (targeting first-generation college students) and has previously served on the Georgetown College Board of Advisors and on the Board of Trustees for the Baker Scholarship.

On November 22, 2021, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. Luckett, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s Amended and Restated Certificate of Incorporation, against liabilities that may arise by reason of his respective service on the Board, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified, in the form previously filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-253188) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on February 17, 2021 (as amended, the “Registration Statement”).

On November 22, 2021, the Company entered into a joinder agreement with Mr. Luckett (the “Joinder Agreement”), pursuant to which Mr. Luckett (i) agreed to certain covenants contained in the form of letter agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering and (ii) was granted registration rights as a holder of shares of Class B common stock of the Company under the registration rights agreement entered into by and among the Company and each of the holders party thereto in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Joinder Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Joinder Agreement, copies of which are attached as Exhibit 10.6 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

On November 22, 2021, InterPrivate Acquisition Management II LLC, the Company’s sponsor, transferred 30,000 shares of Class B common stock of the Company to Mr. Luckett.

Other than the foregoing, Mr. Luckett is not party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement, dated November 22, 2021, by and between the Company and Matthew Luckett.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE II ACQUISITION CORP.

	By:	/s/ Ahmed Fattouh
		Name:	Ahmed Fattouh
		Title:	Chairman and Chief Executive Officer

Dated: November 24, 2021

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